UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

PREMIER BOND FUND (WEA)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ....”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Premier Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assetsi in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk” bonds) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective durationii of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Both short- and long-term U.S. Treasury yields moved higher and the yield curveiv flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 0.01% for the twelve months ended December 31, 2018.

Western Asset Premier Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

Investment grade rated corporates and high-yield bonds generated weaker results. Over the period, the investment grade rated Bloomberg Barclays Global Aggregate Corporate Index (USD hedged)vi returned -3.57% and the Bloomberg Barclays Global High Yield Index (USD hedged)vii returned -2.72%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing its allocations to lower rated CCC securities. Meanwhile, we increased the Fund’s exposures to securities rated BBB and BB. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather because valuations had compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted.

From a sector positioning perspective, we increased the Fund’s allocations to the Communications1 and Capital Goods2 sectors, while reducing its exposures to the Transportation3 and Financials sectors. Elsewhere, we increased the Fund’s exposure to emerging markets debt as their valuations became more attractive, while paring its allocation to structured products, as their valuations became less compelling.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s durationviii. These futures contracts modestly contributed to performance. Currency forwards were primarily used to hedge the Fund’s non-U.S. dollar denominated bonds back to U.S. dollars. These currency hedges were beneficial for performance.

The use of leverage was tactically managed during the reporting period. The Fund ended the period with leverage as a percentage of gross assets at roughly 29%, versus 25% at the beginning of the reporting period. The use of leverage detracted from performance.

Performance review

For the twelve months ended December 31, 2018, Western Asset Premier Bond Fund returned -5.13% based on its net asset value (“NAV”)ix and -6.85% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexx and the Bloomberg Barclays U.S. Credit Indexxi, returned -2.08% and -2.11%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds (Leveraged) Category Averagexii returned -3.83% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.79 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2018, please refer to page 46 of this report.

2	Western Asset Premier Bond Fund 2018 Annual Report

December 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2018
Price Per Share	12-Month Total Return**
$13.00 (NAV)	-5.13	%†
$12.09 (Market Price)	-6.85	%‡

All figures represent past performance and are not a guarantee of future results

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s performance during the reporting period was its allocation to structured products. In particular, the Fund’s non-agency residential mortgage-backed securities were additive to results.

A number of individual holdings benefited performance, including the Fund’s positions in Petrobras International Finance Company (“Petrobras”), NRG Energy and MEG Energy which added the most value. During the reporting period, Petrobras’ asset divestment and balance sheet deleveraging plans continued to progress and benefited its performance. In terms of NRG Energy, during the reporting period there was a resolution to an agreement regarding GenOn Energy’s (a unit of NRG Energy) restructuring plan, allowing for full payment of its bonds. MEG Energy turned in improved financial results during the reporting period and continued to prioritize debt reduction. Investment-grade rated company Husky Energy, Inc. also made an offer to purchase MEG Energy, including the assumption of debt, and MEG Energy’s bonds traded higher on the news.

Finally, from a sector/industry positioning perspective, the Fund’s allocation to Communications was the most beneficial, followed by a lack of exposure to Basic Industry1.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s performance during the reporting period was its currency exposures. In particular, allocations to the Argentine peso, Russian ruble and Brazilian real were negative for results as they all depreciated versus the U.S. dollar during the reporting period.

The Fund’s allocation to emerging markets debt was a headwind for performance. The asset class was negatively impacted by concerns over slower economic growth (especially in China), rising interest rates and continued monetary policy tightening by the Fed, falling commodity prices and a number of geopolitical issues.

From an individual security perspective, positions in DISH DBS and Blue Ridge Mountain Resources, along with the Fund’s positions in Argentina, detracted from

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

Western Asset Premier Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

performance. Dish DBS bonds traded lower during the reporting period given the increasingly competitive pay-TV market that resulted in heightened satellite subscriber losses. Dish DBS is also evaluating an entrance to the wireless market and the uncertainty of how that might be funded negatively impacted its bonds. Several of the equity positions that the Fund received as part of the corporate restructuring process were headwinds for results during the reporting period, including Blue Ridge Mountain Resources. The company was negatively impacted by sharply falling oil prices. A crisis of confidence around Argentina’s economic policymaking and mixed signals by the country’s central bank precipitated a sustained depreciation of the Argentinian peso. The decline of its currency and a generally weaker economic backdrop impacted the valuations of both Argentina’s local and U.S. dollar-denominated debt.

Finally, the Fund’s positioning in a number of sectors/industries was detrimental for returns, including its allocations to Energy and Consumer Cyclicals1.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit, inflation and interest rate risks. As interest rates rise, bond prices fall, reducing

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4	Western Asset Premier Bond Fund 2018 Annual Report

the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage- backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Financials (24.6%), Energy (23.8%), Communication Services (20.6%), Consumer Discretionary (14.7%) and Industrials (10.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Premier Bond Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Bloomberg Barclays Global Aggregate Corporate Index represents the corporates portion of the Blomberg Barclays Global Aggregate index grouping.

vii

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

xi	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

6	Western Asset Premier Bond Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of December 31, 2018 and December 31, 2017 and does not include derivatives such as forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Premier Bond Fund 2018 Annual Report	7

Spread duration (unaudited)

Economic exposure — December 31, 2018

Total Spread Duration

WEA	— 7.09 years

Benchmark	— 6.80 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Total Effective Duration

WEA	— 6.79 years

Benchmark	— 6.88 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2018 Annual Report	9

Schedule of investments

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 101.8%
Communication Services — 16.9%
Diversified Telecommunication Services — 3.6%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	350,000	$349,125	(a)
Orange SA, Senior Notes	9.000%	3/1/31	600,000	830,699
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	260,000	247,975	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,041,925
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	400,000	375,048	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	580,000	617,971
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	1,480,000	1,132,200	(a)
Total Diversified Telecommunication Services				5,594,943
Entertainment — 0.5%
Netflix Inc., Senior Notes	5.875%	11/15/28	550,000	535,810	(a)
Netflix Inc., Senior Notes	6.375%	5/15/29	310,000	306,513	(a)
Total Entertainment				842,323
Media — 10.0%
21st Century Fox America Inc., Senior Notes	8.875%	4/26/23	400,000	483,295
Altice France SA, Senior Secured Notes	7.375%	5/1/26	1,200,000	1,104,000	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	1,770,000	1,672,650	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	1,330,000	1,215,287	(a)
Altice Luxembourg SA, Senior Notes	7.625%	2/15/25	300,000	225,375	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	350,000	326,865	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	410,000	378,225	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	943,766
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000	432,202
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,130,000	1,165,276
Comcast Corp., Senior Notes	3.700%	4/15/24	1,500,000	1,510,221
Comcast Corp., Senior Notes	7.050%	3/15/33	1,000,000	1,244,094
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,100,000	889,625
DISH DBS Corp., Senior Notes	7.750%	7/1/26	960,000	796,800
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	720,000	782,610
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	680,000	612,000	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	430,000	414,628	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	590,000	542,800	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	770,000	714,060	(a)
Total Media				15,453,779

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 2.8%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000		$619,150	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	201,000		226,376	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000		397,950
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000		31,725
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000		266,838
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000		318,500
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000		781,850
VEON Holdings BV, Senior Notes	5.950%	2/13/23	570,000		586,080	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	1,130,000		1,098,263
Total Wireless Telecommunication Services					4,326,732
Total Communication Services					26,217,777
Consumer Discretionary — 7.1%
Auto Components — 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	830,000		639,100	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	200,000		180,500
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	400,000		359,500
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	550,000		517,000	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	530,000		493,913	(a)
Total Auto Components					2,190,013
Automobiles — 1.4%
Daimler Finance North America LLC, Senior Notes	8.500%	1/18/31	1,000,000		1,368,231
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		136,635
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	750,000		691,472
Total Automobiles					2,196,338
Diversified Consumer Services — 0.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	550,000		541,750	(a)
Hotels, Restaurants & Leisure — 2.3%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	740,000		682,650	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,111,000		1,049,895	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	170,000		163,625	(a)
Marston’s Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	260,000	GBP	278,686	(b)(c)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	348,000		369,646	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	510,000		504,900	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	130,000		121,550	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	470,000		435,925	(a)
Total Hotels, Restaurants & Leisure					3,606,877

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	11

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	430,000	$393,988
Specialty Retail — 0.9%
Hertz Corp., Senior Notes	5.875%	10/15/20	640,000	623,200
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	550,000	501,875	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	270,000	249,412
Total Specialty Retail				1,374,487
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	730,000	661,562	(a)
Total Consumer Discretionary				10,965,015
Consumer Staples — 3.4%
Beverages — 0.9%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	540,000	502,224	(a)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,000,000	958,360
Total Beverages				1,460,584
Food & Staples Retailing — 1.2%
CVS Pass-Through Trust	5.789%	1/10/26	316,204	328,230	(a)
CVS Pass-Through Trust	7.507%	1/10/32	369,610	427,487	(a)
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	353,405	372,667
CVS Pass-Through Trust, Secured Trust	6.036%	12/10/28	361,434	385,015
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	363,100	403,621
Total Food & Staples Retailing				1,917,020
Food Products — 1.0%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	440,000	426,417
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	70,000	65,975	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	1,090,000	991,900	(a)
Total Food Products				1,484,292
Household Products — 0.1%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	140,000	140,350
Tobacco — 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	260,000	242,330
Total Consumer Staples				5,244,576
Energy — 23.6%
Oil, Gas & Consumable Fuels — 23.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	675,467
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	750,000	786,635
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	201,997
Berry Petroleum Co. Escrow	—	—	130,000	0	*(d)(e)(f)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	310,000	$289,850	(a)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	294,400
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	790,000	701,125
Conoco Phillips Canada Funding Co., Senior Notes	7.400%	12/1/31	450,000	595,172
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	492,562
Continental Resources Inc., Senior Notes	3.800%	6/1/24	270,000	255,908
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	444,056
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	47,025
Ecopetrol SA, Senior Notes	4.125%	1/16/25	2,260,000	2,152,650
Ecopetrol SA, Senior Notes	5.375%	6/26/26	750,000	756,563
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,510,000	2,379,405
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	894,193
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,179,162
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	300,000	258,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.250%	5/15/26	790,000	681,375
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	770,000	751,421	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	190,000	227,922
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	1,500,000	1,490,660
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,200,000	1,163,550	(a)
Magnum Hunter Resources Corp. Escrow	—	—	960,000	0	*(d)(e)(f)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	350,000	356,563	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	860,000	815,925	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	150,000	144,000	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	490,000	561,050	(a)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	890,543
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	517,400
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	340,000	314,925
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	350,000	346,618
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	296,320
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,460,000	1,378,255
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,300,000	1,205,750
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	869,975
Range Resources Corp., Senior Notes	5.000%	3/15/23	720,000	636,300
Range Resources Corp., Senior Notes	4.875%	5/15/25	535,000	441,375
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	397,250	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	$459,584
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	1,857,354
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	1,090,000	989,175
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,210,533
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,250,000	2,176,875	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	490,000	447,742	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	110,000	100,650
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	570,000	491,625
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	470,000	459,084
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	60,000	60,652
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	443,000	530,570
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	50,910
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	220,500
YPF SA, Senior Notes	6.950%	7/21/27	800,000	655,000	(a)
Total Energy				36,602,351
Financials — 24.0%
Banks — 18.6%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000	318,937	(c)(g)
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,142,215
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,200,000	2,141,821
Barclays Bank PLC, Senior Notes	10.179%	6/12/21	610,000	686,105	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,750,000	2,854,844
Barclays PLC, Subordinated Notes	5.200%	5/12/26	1,000,000	960,365
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	600,000	522,750	(a)(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	510,000	509,362	(a)(c)(g)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,005,345	(a)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	400,000	362,500	(c)(g)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	500,000	461,875	(c)(g)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	491,364
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	800,000	751,630
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,166,572
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	500,000	491,774

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000	$1,113,750	(a)(c)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	400,000	361,192	(c)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,130,000	1,028,300	(c)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,120,000	1,016,892	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,070,000	1,900,193	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,800,000	2,744,000	(c)(g)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	508,191
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,412,405
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	140,000	153,390
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	450,000	466,875	(c)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	151,977
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000	1,291,021
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	975,073	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	499,103	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	300,000	301,204	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,000,000	985,406
Total Banks				28,776,431
Capital Markets — 3.1%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	1,350,000	1,276,898	(a)(c)(g)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	830,772
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,750,000	1,618,025
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,131,162
Total Capital Markets				4,856,857
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	282,000	292,575
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	230,000	230,984
Ahold Lease USA Inc. Pass-Through-Trust, 2001, A-2	8.620%	1/2/25	686,920	782,755
DAE Funding LLC, Senior Notes	5.750%	11/15/23	716,000	710,630	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	80,000	80,715
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	700,000	733,815
Total Diversified Financial Services				2,538,899

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
MetLife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	$731,250
Total Financials				37,196,012
Health Care — 5.1%
Biotechnology — 0.2%
Celgene Corp., Senior Notes	4.625%	5/15/44	250,000	220,386
Health Care Providers & Services — 2.7%
Centene Corp., Senior Notes	5.625%	2/15/21	280,000	281,400
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	225,775
Centene Corp., Senior Notes	4.750%	1/15/25	810,000	775,575
DaVita Inc., Senior Notes	5.125%	7/15/24	210,000	197,400
DaVita Inc., Senior Notes	5.000%	5/1/25	310,000	282,487
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000	278,600
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,000,000	947,500
Humana Inc., Senior Notes	3.950%	3/15/27	290,000	283,816
Magellan Health Inc., Senior Notes	4.400%	9/22/24	1,000,000	942,158
Total Health Care Providers & Services				4,214,711
Pharmaceuticals — 2.2%
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	500,000	488,778
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,490,000	1,303,750	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	730,000	646,170
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,088,000	1,000,709
Total Pharmaceuticals				3,439,407
Total Health Care				7,874,504
Industrials — 7.6%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	6.125%	2/15/33	600,000	760,624
Airlines — 2.0%
Air 2 US Pass-Through Certificates	8.027%	10/1/19	90,851	92,271	(a)
America West Airlines Inc. Pass-Through Trust	8.057%	7/2/20	868,194	920,286
Continental Airlines 1999-1 Class A Pass-Through Trust	6.545%	2/2/19	246,733	247,364
Continental Airlines 2000-1 Class A-1 Pass-Through Trust	8.048%	11/1/20	170,653	176,336	(e)
Continental Airlines 2001-1 Class A-1 Pass-Through Trust	6.703%	6/15/21	70,059	74,613
Delta Air Lines Inc., 2007-1 B, Pass-Through Certificates	8.021%	8/10/22	68,729	74,869
United Airlines 2014-1 Class B Pass-Through Trust	4.750%	4/11/22	237,877	239,364
US Airways 2011-1 Class A Pass-Through Trust	7.125%	10/22/23	1,113,852	1,217,496
Total Airlines				3,042,599
Building Products — 1.5%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,870,000	1,640,925	(a)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Standard Industries Inc., Senior Notes	4.750%	1/15/28	891,000	$751,781	(a)
Total Building Products				2,392,706
Commercial Services & Supplies — 1.0%
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	190,000	179,550
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	1,110,000	1,096,125
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	110,000	102,300
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	110,000	96,800
Total Commercial Services & Supplies				1,474,775
Machinery — 0.6%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	350,000	337,313	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	720,000	644,400	(a)
Total Machinery				981,713
Professional Services — 0.7%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	1,015,000	(a)
Trading Companies & Distributors — 1.3%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,950,000	1,794,000	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	260,000	229,450	(a)
Total Trading Companies & Distributors				2,023,450
Total Industrials				11,690,867
Information Technology — 3.1%
IT Services — 0.4%
DXC Technology Co., Senior Notes	7.450%	10/15/29	500,000	593,863
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	500,000	451,988
Software — 0.6%
CDK Global Inc., Senior Notes	5.875%	6/15/26	370,000	371,961
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	520,000	510,250	(a)
Total Software				882,211
Technology Hardware, Storage & Peripherals — 1.8%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,220,000	1,083,376
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	260,000	221,024
Western Digital Corp., Senior Notes	4.750%	2/15/26	1,800,000	1,568,250
Total Technology Hardware, Storage & Peripherals				2,872,650
Total Information Technology				4,800,712
Materials — 7.1%
Chemicals — 1.1%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	1,002,340	(b)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	$235,034	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	550,000	506,687
Total Chemicals				1,744,061
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	760,000	703,471	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	49,344
Total Containers & Packaging				752,815
Metals & Mining — 3.8%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	300,000	306,000	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	560,000	574,000	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	650,000	624,000	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	207,036	(a)
ArcelorMittal, Senior Notes	7.000%	10/15/39	430,000	453,907
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	320,000	307,800	(a)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	652,050
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	220,000	174,350
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,050,000	804,562
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	470,000	504,663	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	210,000	200,025
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,090,400
Total Metals & Mining				5,898,793
Paper & Forest Products — 1.7%
Mercer International Inc., Senior Notes	7.375%	1/15/25	1,020,000	1,020,000	(a)
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	600,000	565,500	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	950,000	971,375	(a)
Total Paper & Forest Products				2,556,875
Total Materials				10,952,544
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.4%
CoreCivic Inc., Senior Notes	4.625%	5/1/23	560,000	520,100
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	267,800
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,500,000	1,375,313
Total Equity Real Estate Investment Trusts (REITs)				2,163,213
Real Estate Management & Development — 0.2%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	360,000	321,300	(a)
Total Real Estate				2,484,513

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.3%
Electric Utilities — 1.8%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,770,000	$2,241,434
Pampa Energia SA, Senior Notes	7.375%	7/21/23	670,000	605,144	(b)
Total Electric Utilities				2,846,578
Independent Power and Renewable Electricity Producers — 0.5%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	810,000	725,018	(a)
Total Utilities				3,571,596
Total Corporate Bonds & Notes (Cost — $154,909,041)				157,600,467
Senior Loans — 18.6%
Communication Services — 2.8%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. LIBOR + 2.250%)	4.754%	2/22/24	250,000	236,875	(c)(h)(i)
Media — 2.7%
Charter Communications Operating LLC, Term B Loan (1 mo. LIBOR + 2.000%)	4.530%	4/30/25	1,832,160	1,761,621	(c)(h)(i)
Lamar Media Corp., Term Loan B (1 mo. LIBOR + 1.750%)	4.313%	3/14/25	2,431,625	2,367,795	(c)(h)(i)
Total Media				4,129,416
Total Communication Services				4,366,291
Consumer Discretionary — 7.6%
Hotels, Restaurants & Leisure — 5.8%
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.272%	3/11/25	3,326,635	3,229,580	(c)(h)(i)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.256%	10/25/23	3,333,291	3,216,626	(c)(h)(i)
Las Vegas Sands LLC, Term Loan B (1 mo. LIBOR + 1.750%)	4.272%	3/27/25	1,238,759	1,185,338	(c)(h)(i)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. LIBOR + 1.750%)	4.272%	5/30/25	1,406,475	1,355,490	(c)(h)(i)
Total Hotels, Restaurants & Leisure				8,987,034
Specialty Retail — 1.8%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.380%	3/11/22	2,225,872	1,764,004	(c)(h)(i)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.780%	7/5/24	1,027,475	981,238	(c)(e)(h)(i)
Total Specialty Retail				2,745,242
Total Consumer Discretionary				11,732,276
Financials — 0.6%
Diversified Financial Services — 0.6%
Travelport Finance (Luxembourg) SARL, Initial Term Loan (3 mo. LIBOR + 2.500%)	5.116%	3/17/25	910,143	896,491	(c)(h)(i)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 1.1%
Health Care Providers & Services — 1.1%
DaVita Healthcare Partner, Term Loan B (1 mo. LIBOR + 2.750%)	5.272%	6/24/21	1,728,039		$1,713,458	(c)(h)(i)
Industrials — 3.2%
Air Freight & Logistics — 2.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.470%	1/15/25	3,211,248		3,099,584	(c)(h)(i)
Trading Companies & Distributors — 1.2%
Beacon Roofing Supply Inc., Initial Term Loan (1 mo. LIBOR + 2.250%)	4.682%	1/2/25	395,005		376,736	(c)(h)(i)
Delos Finance SARL, Term Loan B (3 mo. LIBOR + 1.750%)	4.553%	10/6/23	1,500,000		1,463,250	(c)(h)(i)
Total Trading Companies & Distributors					1,839,986
Total Industrials					4,939,570
Information Technology — 1.7%
Software — 0.8%
Dell International LLC, Refinancing Term Loan A2 (1 mo. LIBOR + 1.750%)	4.280%	9/7/21	1,406,731		1,369,144	(c)(h)(i)
Technology Hardware, Storage & Peripherals — 0.9%
Western Digital Corp., Term Loan B4 (1 mo. LIBOR + 1.750%)	4.256%	4/29/23	1,440,916		1,378,477	(c)(h)(i)
Total Information Technology					2,747,621
Materials — 1.5%
Containers & Packaging — 1.5%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.387%	10/1/22	1,878,401		1,832,615	(c)(h)(i)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. LIBOR + 2.750%)	5.272%	2/5/23	494,949		473,914	(c)(h)(i)
Total Materials					2,306,529
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.455%	2/7/23	154,962		154,962	(c)(e)(h)(i)(j)
Total Senior Loans (Cost — $30,164,946)					28,857,198
Sovereign Bonds — 5.8%
Argentina — 0.9%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	8,140,000	ARS	231,303	(c)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	1,020,000		736,950
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	500,000		416,250	(a)
Total Argentina					1,384,503

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.7%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	3,800,000	BRL	$1,027,202
Colombia — 0.8%
Colombia Government International Bond, Senior Notes	4.500%	1/28/26	1,250,000		1,252,344
Indonesia — 2.1%
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	300,000		295,930	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	700,000		666,265	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	2,420,000		2,244,076
Total Indonesia					3,206,271
Mexico — 0.5%
Mexican Bonos, Bonds	6.500%	6/9/22	7,990,000	MXN	381,973
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	500,000		468,880
Total Mexico					850,853
Russia — 0.8%
Russian Federal Bond — OFZ, Bonds	7.750%	9/16/26	93,550,000	RUB	1,290,970
Total Sovereign Bonds (Cost — $9,369,165)					9,012,143
U.S. Government & Agency Obligations — 4.5%
U.S. Government Obligations — 4.5%
U.S. Treasury Notes	2.750%	8/31/23	1,400,000		1,415,941	(k)
U.S. Treasury Notes	2.875%	9/30/23	2,500,000		2,541,016	(k)
U.S. Treasury Notes	2.125%	11/30/23	550,000		540,203
U.S. Treasury Notes	2.125%	3/31/24	1,500,000		1,470,791	(k)
U.S. Treasury Notes	2.000%	5/31/24	1,000,000		973,223
Total U.S. Government & Agency Obligations (Cost — $6,806,134)					6,941,174
Asset-Backed Securities — 4.2%
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	3.406%	7/25/46	499,350		220,368	(a)(c)
Argent Securities Inc., Pass-Through Certificates Series, 2003-W3, M1 (1 mo. USD LIBOR + 1.125%)	3.631%	9/25/33	32,125		31,946	(c)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. LIBOR + 0.800%)	3.306%	3/25/37	589,515		569,030	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. LIBOR + 1.150%)	3.656%	3/25/37	223,609		218,753	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. LIBOR + 1.500%)	4.006%	3/25/37	60,984		61,027	(a)(c)(e)
Bear Stearns Asset Backed Securities Trust, 2006-SD3, 1PO, STRIPS, PO	0.000%	8/25/36	260,368		221,028
ContiMortgage Home Equity Loan Trust, 201997-4, B1F	7.330%	10/15/28	44,003		93,681	(c)
CWABS Asset Backed Notes Trust, 2007-SEA2, 1A1 (1 mo. USD LIBOR + 1.000%)	3.506%	8/25/47	9,660		9,546	(a)(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Financial Asset Securities Corp. AAA Trust, 2005-1A, 1A3B (1 mo. USD LIBOR + 0.410%)	2.916%	2/27/35	419,114	$399,030	(a)(c)
Firstfed Corp. Manufactured Housing Contract, 201996-1, B	8.060%	10/15/22	177,679	3,585	(a)
GSAMP Trust, 2003-SEA2, A1	4.421%	7/25/33	714,621	708,976
Indymac Manufactured Housing Contract Pass-Through Certificates, 1997-1, A5	6.970%	2/25/28	54,075	54,756
Manufactured Housing Contract Pass-Through Certificates Trust, 2001-2 IA2 (Auction Rate Security)	5.777%	2/20/32	225,000	226,308	(c)
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE7 (1 mo. USD LIBOR + 0.900%)	3.406%	8/25/34	1,466,595	1,462,637	(c)
Morgan Stanley ABS Capital I Inc. Trust Series, 2003-SD1, A1 (1 mo. USD LIBOR + 1.000%)	3.506%	3/25/33	9,577	9,416	(c)
Oakwood Mortgage Investors Inc., 2002-B, A3	6.060%	6/15/32	88,755	93,731	(c)
Origen Manufactured Housing Contract Trust, 2006-A A2	4.043%	10/15/37	997,971	938,658	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	4.755%	4/15/37	1,261,096	1,226,627	(c)
Total Asset-Backed Securities (Cost — $5,240,703)				6,549,103
Collateralized Mortgage Obligations (l) — 1.6%
Banc of America Funding Trust, 2004-B 6A1	2.420%	12/20/34	197,642	156,730	(c)
Bear Stearns ALT-A Trust, 2004-3, A1 (1 mo. USD LIBOR + 0.640%)	3.146%	4/25/34	143,839	143,202	(c)
CHL Mortgage Pass-Through Trust, 2005-7, 1A1 (1 mo. USD LIBOR + 0.540%)	3.046%	3/25/35	402,922	385,899	(c)
Fannie Mae Trust, 2004-W15, 1A2	6.500%	8/25/44	107,054	119,149
HarborView Mortgage Loan Trust, 2004-10, 4A	4.290%	1/19/35	81,327	80,316	(c)
Impac CMB Trust Series, 2004-10, 2A (1 mo. USD LIBOR + 0.640%)	3.146%	3/25/35	134,569	123,913	(c)
Impac CMB Trust Series, 2005-2, 2A2 (1 mo. USD LIBOR + 0.800%)	3.306%	4/25/35	38,545	37,035	(c)
MAFI II Remic Trust 1998-B, 201998-BI, B1	6.863%	11/20/24	285,521	263,552	(c)
MERIT Securities Corp., 2011PA, 3A1 (1 mo. USD LIBOR + 0.620%)	3.126%	4/28/27	51,742	50,755	(a)(c)
MERIT Securities Corp., 2011PA, B3 (1 mo. USD LIBOR + 2.250%)	4.756%	9/28/32	558,678	492,192	(a)(c)
Prime Mortgage Trust, 2005-2, 2XB, IO	1.743%	10/25/32	1,446,222	122,034	(c)
Prime Mortgage Trust, 2005-5, 1X, IO	1.033%	7/25/34	2,330,322	87,979	(c)
RAMP Series Trust, 2005-SL2, APO, STRIPS, PO	0.000%	2/25/32	3,918	3,407
Regal Trust IV (11th District Cost of Funds + 1.500%)	2.515%	9/29/31	2,629	2,546	(a)(c)
Sequoia Mortgage Trust, 2003-2, A2 (6 mo. USD LIBOR + 0.680%)	3.543%	6/20/33	12,651	12,587	(c)
Sequoia Mortgage Trust, 2004-10, A1A (1 mo. USD LIBOR + 0.620%)	3.090%	11/20/34	9,255	9,162	(c)

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Structured Asset Securities Corp., 1998-RF2, A	4.949%	7/15/27	119,726	$116,276	(a)(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A, 2A2	4.199%	3/25/33	73,642	73,423	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR6, A (1 mo. USD LIBOR + 0.420%)	2.926%	5/25/44	184,320	184,815	(c)
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2004-RA1, 2A	7.000%	3/25/34	8,595	9,286
Total Collateralized Mortgage Obligations (Cost — $1,924,547)				2,474,258
Convertible Bonds & Notes — 0.9%
Communication Services — 0.9%
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	250,000	228,633
Media — 0.7%
DISH Network Corp., Senior Notes	2.375%	3/15/24	1,375,000	1,099,884
Total Convertible Bonds & Notes (Cost — $1,418,791)				1,328,517

			Shares
Common Stocks — 0.4%
Energy — 0.2%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)			16,942	15,362	*(d)(e)
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co.			11,312	97,931	*(d)(m)
Blue Ridge Mountain Resources Inc.			52,812	211,248	*(d)(e)
Total Oil, Gas & Consumable Fuels				309,179
Total Energy				324,541
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			4,654	5	*(d)(e)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC			10,597	243,731	*
Total Common Stocks (Cost — $2,299,321)				568,277
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Corporate Backed Trust Certificates	7.375%		33,900	47	*(d)(n)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Premier Bond Fund

Security	Rate	Shares	Value
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	2,233,838	$1,783	(d)(e)(j)
Total Preferred Stocks (Cost — $169,506)			1,830
Total Investments before Short-Term Investments (Cost — $212,302,154)			213,332,967
Short-Term Investments — 0.5%
Western Asset Government Cash Management Portfolio LLC (Cost — $702,802)	2.390%	702,802	702,802	(o)
Total Investments** — 138.3% (Cost — $213,004,956)			214,035,769
Liabilities in Excess of Other Assets — (38.3)%			(59,256,205)
Total Net Assets — 100.0%			$154,779,564

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(k)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Restricted security. (Note 9).

(n)	The coupon payment on these securities is currently in default as of December 31, 2018.

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2018 Annual Report

Western Asset Premier Bond Fund

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $702,802 and the cost was $702,802 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

GBP	— British Pound

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

PO	— Principal Only

RUB	— Russian Ruble

STRIPS	— Separate Trading of Registered Interest and Principal Securities.

At December 31, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank	2.630%	11/16/2018	2/15/2019	$1,404,375	U.S. Government & Agency Obligations	$1,470,791
Deutsche Bank	2.570%	11/30/2018	1/11/2019	2,450,000	U.S. Government & Agency Obligations	2,541,016
Deutsche Bank	2.720%	12/18/2018	1/11/2019	1,379,000	U.S. Government & Agency Obligations	1,415,941
				$5,233,375		$5,427,748

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	866,107	BRL	3,280,000	Barclays Bank PLC	1/18/19	$20,820
USD	197,481	GBP	148,739	Barclays Bank PLC	1/18/19	7,725
GBP	40,000	USD	51,306	JPMorgan Chase & Co.	1/18/19	(275)
Total						$28,270

Abbreviations used in this table:

BRL	— Brazilian Real

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	25

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $212,302,154)	$213,332,967
Investments in affiliated securities, at value (Cost — $702,802)	702,802
Cash	252,660
Foreign currency, at value (Cost — $79,406)	80,184
Interest and dividend receivable	2,827,027
Unrealized appreciation on forward foreign currency contracts	28,545
Prepaid expenses	4,023
Other assets	923
Total Assets	217,229,131

Liabilities:
Loan payable (Note 5)	57,000,000
Payable for open reverse repurchase agreements (Note 3)	5,233,375
Investment management fee payable	101,970
Interest payable	36,939
Trustees’ fees payable	802
Unrealized depreciation on forward foreign currency contracts	275
Accrued expenses	76,206
Total Liabilities	62,449,567
Total Net Assets	$154,779,564

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,904,750 shares issued and outstanding	$156,683,725
Total distributable earnings (loss)	(1,904,161)
Total Net Assets	$154,779,564

Shares Outstanding	11,904,750

Net Asset Value	$13.00

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$11,993,025
Interest from affiliated investments	14,522
Dividends	142,448
Less: Foreign taxes withheld	(6,268)
Total Investment Income	12,143,727

Expenses:
Interest expense (Notes 3 and 5)	1,556,186
Investment management fee (Note 2)	1,216,227
Legal fees	145,899
Audit and tax fees	75,119
Transfer agent fees	40,561
Commitment fees (Note 5)	30,817
Shareholder reports	25,144
Fund accounting fees	19,010
Trustees’ fees	16,207
Stock exchange listing fees	12,506
Custody fees	6,001
Insurance	3,081
Miscellaneous expenses	12,277
Total Expenses	3,159,035
Net Investment Income	8,984,692

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,752,289)
Futures contracts	92,630
Forward foreign currency contracts	17,350
Foreign currency transactions	(33,969)
Net Realized Loss	(2,676,278)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(15,024,843)
Forward foreign currency contracts	54,902
Foreign currencies	(4,420)
Change in Net Unrealized Appreciation (Depreciation)	(14,974,361)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(17,650,639)
Decrease in Net Assets From Operations	$(8,665,947)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$8,984,692	$9,662,850
Net realized gain (loss)	(2,676,278)	1,660,806
Change in net unrealized appreciation (depreciation)	(14,974,361)	6,488,227
Increase (Decrease) in Net Assets From Operations	(8,665,947)	17,811,883

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(9,345,229)	(10,297,372)
Decrease in Net Assets From Distributions to Shareholders	(9,345,229)	(10,297,372)

Fund Share Transactions:
Reinvestment of distributions (0 and 1,526 shares issued, respectively)	—	21,578
Increase in Net Assets From Fund Share Transactions	—	21,578
Increase (Decrease) in Net Assets	(18,011,176)	7,536,089

Net Assets:
Beginning of year	172,790,740	165,254,651
End of year(b)	$154,779,564	$172,790,740

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the year ended December 31, 2017, distributions from net investment income were $10,297,372.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $177,446.

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2018 Annual Report

Statement of cash flows

For the Year Ended December 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(8,665,947)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(236,431,544)
Sales of portfolio securities	234,106,538
Net purchases, sales and maturities of short-term investments	(272,221)
Payment-in-kind	(10,343)
Net amortization of premium (accretion of discount)	(255,114)
Decrease in receivable for securities sold	2,425
Increase in interest receivable	(80,284)
Decrease in prepaid expenses	67
Decrease in principal paydown receivable	2,793
Decrease in payable for securities purchased	(1,300,201)
Increase in investment management fee payable	18,577
Decrease in security litigation proceeds receivable	6,615
Decrease in Trustees’ fee payable	(17)
Decrease in interest payable	(1,254)
Decrease in accrued expenses	(51,553)
Net realized loss on investments	2,752,289
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	14,969,941
Net Cash Provided by Operating Activities*	4,790,767

Cash Flows From Financing Activities:
Distributions paid on common stock	(9,345,229)
Proceeds from loan facility borrowings	1,000,000
Repayment of loan facility borrowings	(2,000,000)
Increase in payable for reverse repurchase agreements	5,233,375
Net Cash Used in Financing Activities	(5,111,854)
Net Decrease in Cash and Restricted Cash	(321,087)
Cash and Restricted Cash at beginning of year	653,931
Cash and Restricted Cash at end of year	$332,844

*	Included in operating expenses is cash of $1,579,719 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

December 31, 2018
Cash	$332,844
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$332,844

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$14.51	$13.88	$13.08	$14.83	$14.81

Income (loss) from operations:
Net investment income	0.75	0.81	0.93	1.00	1.04
Net realized and unrealized gain (loss)	(1.47)	0.69	0.90	(1.67)	(0.12)
Distributions paid to Auction Rate Preferred Stockholders from net investment income	—	—	—	—	(0.00) [2]
Total income (loss) from operations	(0.72)	1.50	1.83	(0.67)	0.92

Less distributions from:
Net investment income	(0.79)	(0.87)	(1.03)	(1.08)	(1.08)
Total distributions	(0.79)	(0.87)	(1.03)	(1.08)	(1.08)
Net increase from tender and repurchase of Auction Rate Preferred Shares	—	—	—	—	0.18

Net asset value, end of year	$13.00	$14.51	$13.88	$13.08	$14.83

Market price, end of year	$12.09	$13.81	$12.95	$12.16	$13.89
Total return, based on NAV[3,4]	(5.13)%	11.03%	14.47%	(4.78)%	7.53%[5]
Total return, based on Market Price[6]	(6.85)%	13.50%	15.27%	(5.12)%	2.88%

Net assets, end of year (millions)	$155	$173	$165	$156	$176

Ratios to average net assets:
Gross expenses	1.93%	1.58%	1.44%	1.43%	1.47%[7]
Net expenses	1.93	1.58	1.44	1.43	1.47 [7]
Net investment income	5.49	5.66	6.87	6.97	6.85 [7]

Portfolio turnover rate	106%	70%	78%	36%	32%

Supplemental data:
Loan Outstanding, End of Year (000s)	$57,000	$58,000	$58,000	$58,000	$53,000
Asset Coverage Ratio for Loan Outstanding[8]	372%	398%	385%	368%	433%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,715	$3,979	$3,849	$3,684	$4,328 [9]
Weighted Average Loan (000s)	$56,803	$58,000	$58,000	$57,230	$53,000 [10]
Weighted Average Interest Rate on Loan	2.72%	1.79%	1.32%	1.05%	1.00%[10]

See Notes to Financial Statements.

30	Western Asset Premier Bond Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 97% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.22%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Added to conform to current period presentation.

[10]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

32	Western Asset Premier Bond Fund 2018 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Premier Bond Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$36,602,351	$0	*	$36,602,351
Industrials	—	11,514,531	176,336		11,690,867
Other corporate bonds & notes	—	109,307,249	—		109,307,249
Senior loans:
Consumer discretionary	—	10,751,038	981,238		11,732,276
Utilities	—	—	154,962		154,962
Other senior loans	—	16,969,960	—		16,969,960
Sovereign bonds	—	9,012,143	—		9,012,143
U.S. government & agency obligations	—	6,941,174	—		6,941,174
Asset-backed securities	—	6,488,076	61,027		6,549,103
Collateralized mortgage obligations	—	2,474,258	—		2,474,258
Convertible bonds & notes	—	1,328,517	—		1,328,517
Common stocks:
Energy	—	97,931	226,610		324,541
Industrials	—	—	5		5
Utilities	—	243,731	—		243,731
Preferred stocks:
Financials	—	47	—		47
Industrials	—	—	1,783		1,783
Total long-term investments	—	211,731,006	1,601,961		213,332,967
Short-term investments†	—	702,802	—		702,802
Total investments	—	$212,433,808	$1,601,961		$214,035,769
Other financial instruments:
Forward foreign currency contracts	—	$28,545	—		$28,545
Total	—	$212,462,353	$1,601,961		$214,064,314

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Forward foreign currency contracts	—	$275	—		$275

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

34	Western Asset Premier Bond Fund 2018 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2017		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]		Purchases
Corporate bonds & notes:
Energy	$0	*	—	—	—		—
Industrials	627,306		$(68)	—	$(13,077)		—
Senior loans:
Consumer discretionary	968,784		4,993	$(10,266)	(41,522)		$69,125
Energy	84,928		(611)	(5,865)	21,463		—
Utilities	—		(5,022)	(1,398)	(31,461)		198,892
Asset-backed securities	—		—	—	—		—
Common stocks:
Energy	4,778		—	—	31,772		—
Industrials	13,543		—	—	(13,538)		—
Preferred stocks:
Financials	3		—	—	44		—
Industrials	20,685		—	—	(20,556)		1,654
Total	$1,720,027		$(708)	$(17,529)	$(66,875)		$269,671

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of December 31, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at December 31, 2018[2]
Corporate bonds & notes:
Energy	—		—	—	$0	*	—
Industrials	$(366,797)		$176,336	$(247,364)	176,336		$(11,350)
Senior loans:
Consumer discretionary	(9,876)		—	—	981,238		(41,522)
Energy	(99,915)		—	—	—		—
Utilities	(6,049)		—	—	154,962		(31,461)
Asset-backed securities	—		61,027	—	61,027		—
Common stocks:
Energy	(21,188)		211,248	—	226,610		31,772
Industrials	—		—	—	5		(13,538)
Preferred stocks:
Financials	—		—	(47)	—		44
Industrials	—		—	—	1,783		(20,556)
Total	$(503,825)		$448,611	$(247,411)	$1,601,961		$(86,611)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

Western Asset Premier Bond Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin" and subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by

36	Western Asset Premier Bond Fund 2018 Annual Report

the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped securities. The Fund may invest in "Stripped Securities," a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may

Western Asset Premier Bond Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

38	Western Asset Premier Bond Fund 2018 Annual Report

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a

Western Asset Premier Bond Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $275. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties

At December 31, 2018, the Fund held non-cash collateral from Barclays Bank PLC in the amount of $29,914. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

40	Western Asset Premier Bond Fund 2018 Annual Report

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings/(Loss)	Paid-in Capital
(a)	$(30,976)	$30,976

(a)	Reclassifications are due to the expiration of a capital loss carryfoward from prior year.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays monthly a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Asset Premier Bond Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement between Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$212,133,476	$24,298,068
Sales	208,342,346	25,764,192

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$213,532,202	$7,478,807	$(6,975,240)	$503,567
Forward foreign currency contracts	—	28,545	(275)	28,270

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$3,528,418	2.60%	$5,233,375

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

42	Western Asset Premier Bond Fund 2018 Annual Report

Interest rates on reverse repurchase agreements ranged from 2.57% to 2.72% during the year ended December 31, 2018. Interest expense incurred on reverse repurchase agreements totaled $11,556.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$28,545

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$275

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$92,630	—	$92,630
Forward foreign currency contracts	—	$17,350	17,350
Total	$92,630	$17,350	$109,980

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$54,902

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$1,262,071
Forward foreign currency contracts (to buy)	174,665
Forward foreign currency contracts (to sell)	1,778,568

†	At December 31, 2018, there were no open positions held in this derivative.

Western Asset Premier Bond Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$28,545	—	$28,545	$(28,545)	—
JPMorgan Chase & Co.	—	$(275)	(275)	—	$(275)
Total	$28,545	$(275)	$28,270	$(28,545)	$(275)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Loan

The Fund has a revolving credit agreement with National Australia Bank Limited (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $72,000,000. The Credit Agreement automatically renews daily for a six month term unless notice to the contrary is given to the Fund. The final scheduled maturity date for the Credit Agreement is December 13, 2021. The Fund pays a commitment fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the prime rate, federal funds rate or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $30,817. Interest expense related to this loan for the year ended December 31, 2018 was $1,544,578. For the year ended December 31, 2018, the Fund had an average daily loan balance outstanding of $56,802,740 and the weighted average interest rate was 2.72%. At December 31, 2018, the Fund had $57,000,000 of borrowings outstanding.

44	Western Asset Premier Bond Fund 2018 Annual Report

6. Distributions subsequent to December 31, 2018

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/18/2019	2/1/2019	$0.0650
2/15/2019	3/1/2019	$0.0650

7. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2018, the Fund did not repurchase any shares.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$200,000	$53,315,052	53,315,052	$52,812,250	52,812,250	—	$14,522	—	$702,802

9. Restricted securities

The following Fund investment is restricted as to resale.

Security	Number of Shares	Acquisition Dates	Cost	Fair Value at 12/31/2018		Value Per Share	Percent of Net Assets
Berry Petroleum Co., Common Stock	11,312	2/17,3/17,4/18,9/18	$121,110	$97,931	(a)	$8.66	0.06%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

Western Asset Premier Bond Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$9,345,229	$10,297,372

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$34,591
Deferred capital losses*	(2,284,561)
Other book/tax temporary differences(a)	(186,470)
Unrealized appreciation/(depreciation)(b)	532,279
Total accumulated earnings/(losses) — net	$(1,904,161)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments on certain investments.

11. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

46	Western Asset Premier Bond Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Premier Bond Fund (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Premier Bond Fund 2018 Annual Report	47

Board approval of management and

subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company, LLC (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers”) with respect to the Fund at meetings held on September 11, 2018 and October 29, 2018. At a meeting held on November 13, 2018, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Subadvisers because Western Asset pays the Non-U.S. Subadvisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Broadridge and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Subadvisers’ personnel.

As part of their review, the Trustees examined the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the

48	Western Asset Premier Bond Fund

Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Subadvisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund exceeded its peer group’s average for the five- and ten-year periods ended June 30, 2018, was approximately the same as its peer group’s average for the three-year period ended June 30, 2018, and was lower than its peer group’s average for the one-year period ended June 30, 2018.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Trustees observed that the Fund’s total expenses, whether measured as a percentage of net assets excluding assets attributable to leverage or net assets including assets attributable to leverage, were lower than the average of the funds in its peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets excluding assets attributable to leverage or net assets including assets attributable to leverage, was lower than the average of the management fees paid by funds in its peer group. They noted that Western Asset did not manage other directly comparable accounts, however the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers with the most similar investment strategies to the Fund. They considered that Western Asset was responsible for payment of the management fee to the Non-U.S. Subadvisers and that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Subadvisers, including, among others, the profitability of the relationship to the Subadvisers and the direct and indirect benefits that the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Subadvisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the

Western Asset Premier Bond Fund	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Trustees concluded that the Subadvisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Subadvisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Subadvisers. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Subadvisers, but would continue to closely monitor the Subadvisers’ performance; that the fees to be paid to the Subadvisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Subadvisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

50	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Premier Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2004
Principal occupation(s) during the past five years	Director of EXL (operations management and analytics company) (since 2018); director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Interested Trustees

Ronald L. Olson[3]

Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen by Trustee (including the fund)[2]	9
Other board memberships held by Trustee during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

52	Western Asset Premier Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[4]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	137
Other board memberships held by Trustee during the past five years	None

Additional Officers[5]

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Premier Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers[5] cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office and length of time served[1]	Since 2006
Principal occupation(s) during the past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

54	Western Asset Premier Bond Fund

Additional Officers[5] cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

Each Trustee also serves as a Director of Western Asset Investment Grade Income Fund Inc. Fund (closed-end investment company) and oversees the seven portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same fund complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the investment adviser.

[4]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Premier Bond Fund	55

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset Premier Bond Fund

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Premier Bond Fund	57

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

58	Western Asset Premier Bond Fund

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	1/19/2018	Monthly
Payable date:	2/1/2018	March 2018 — December 2018
Ordinary income:
Qualified dividend income for individuals	1.00%	1.91%
Dividends qualifying for the dividends
received deduction for corporations	1.00%	1.91%
Interest from federal obligations	0.69%	0.69%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	1/19/2018	Monthly
Payable date:	2/1/2018	March 2018 — December 2018
Qualified net investment income	54.00%	47.00%

Please retain this information for your records.

60	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jenna Bailey

Identity Theft Prevention Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Premier Bond Fund

620 Eighth Avenue 49th Floor New York, NY 10018

Investment advisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP 100 East Pratt Street Baltimore, MD 21202

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Legal counsel

Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036

Transfer agent

Computershare Inc. 462 South 4th Street, Suite 1600 Louisville, KY 40202

New York Stock Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013147 2/19 SR19-3563

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,702 in December 31, 2017 and $127,242 in December 31, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,098 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Premier Bond Fund were $0 in December 31, 2017 and $3,000 in December 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Anita L. DeFrantz
Avedick B. Poladian
William E.B. Siart
Jaynie Miller Studenmund

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case- by- case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case- by- case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals  SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting  Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher Kilpatrick Western Asset 385 East Colorado Blvd Pasadena, CA 91101		Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	107	$163.7 billion	None	None
	Other Pooled Vehicles	258	$76.2 billion	7	$1.5 billion
	Other Accounts	590	$189.0 billion	29	$12.3 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	9	$3.5 billion	None	None
	Other Pooled Vehicles	4	$438 million	None	None
	Other Accounts	None	None	None	None
Michael Buchanan‡	Other Registered Investment Companies	32	$16.5 billion	None	None
	Other Pooled Vehicles	62	$19.8 billion	3	$797 million
	Other Accounts	172	$64.4 billion	11	$4.5 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2018.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Christopher Kilpatrick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule

30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 26, 2019